UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT	August 29, 2013

(DATE OF EARLIEST EVENT REPORTED)	August 29, 2013

BOARDWALK PIPELINE PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	01-32665	20-3265614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

9 Greenway Plaza, Suite 2800

Houston, Texas 77046

(Address of principal executive office)

(866) 913-2122

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 29, 2013, Boardwalk Pipeline Partners, LP (the “Partnership”), a Delaware limited partnership, entered into an Equity Distribution Agreement (the “Agreement”) with Citigroup Global Markets Inc., Barclays Capital Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC (each, a “Manager” and collectively, the “Managers”). Pursuant to the terms of the Agreement, the Partnership may sell from time to time through the Managers, as the Partnership’s sales agents, the Partnership’s common units representing limited partner interests having an aggregate offering price of up to $500,000,000 (the “Units”). Sales of the Units, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange or as otherwise agreed by the Partnership and one or more of the Managers.

Under the terms of the Agreement, the Partnership may also sell Units from time to time to any Manager as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Units to any Manager as principal would be pursuant to the terms of a separate terms agreement between the Partnership and such Manager.

The Units will be issued pursuant to the Partnership’s shelf registration statement on Form S-3 (Registration No. 333-186767).

The summary of the Agreement in this report does not purport to be complete and is qualified by reference to the full text of the Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated August 29, 2013 by and among the Partnership, Boardwalk GP, LP and Boardwalk GP, LLC and Citigroup Global Markets Inc., Barclays Capital Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC.

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOARDWALK PIPELINE PARTNERS, LP

By:	BOARDWALK GP, LP,
its general partner

	By:	BOARDWALK GP, LLC,
its general partner

		By:	/s/ Jamie L. Buskill
Jamie L. Buskill
Senior Vice President, Chief Financial & Administrative Officer and Treasurer

Dated: August 29, 2013

EXHIBIT INDEX

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated August 29, 2013 by and among the Partnership, Boardwalk GP, LP and Boardwalk GP, LLC and Citigroup Global Markets Inc., Barclays Capital Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC.

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1).